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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934.



                     Date of Report       November 16, 2001


                        SBA COMMUNICATIONS CORPORATION
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            (Exact name of registrant as specified in its charter)


              Florida                     000-30110             65-0716501
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   (State or other jurisdiction          Commission          (I.R.S. Employer
 of incorporation or organization)       File Number        Identification No.)



  One Town Center Road, Boca Raton, Florida                     33486
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  (Address of principal executive offices)                    (Zip code)


                                (561) 995-7670
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             (Registrant's telephone number, including area code)
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Item 5    Other Information

          SBA Communications Corporation ("SBA") announced the appointment of Steven E. Nielsen, Chairman, President and Chief Executive Officer of Dycom Industries, Inc. (NYSE: "DY") to SBA's Board of Directors. Dycom Industries, Inc. is a leading provider of engineering, construction and maintenance services to telecommunication providers throughout the United States.

          Mr. Nielsen replaces Mr. Robert Picow, who resigned from SBA's Board of Directors to pursue other interests. Subsequent to Mr. Nielsen's appointment and Mr. Picow's resignation, SBA continues to have six Board members.

Item 7    Financial Statements and Exhibits

          99.1    Press release dated November 16, 2001.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



November 16, 2001                                /s/  John F. Fiedor
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                                                 John F. Fiedor
                                                 Chief Accounting Officer